2018 Year in Review Shareholder Presentation May 2, 2019 (NASDAQ: CLDB) Exhibit 99.1

Forward-Looking Statement The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. Any forward-looking statement is not a guarantee of future performance and actual future results could differ materially from those contained in forward-looking information. Factors that could cause or contribute to such differences include, without limitation, risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission, including, without limitation, the risk factors disclosed in Item 1A, “Risk Factors” In the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018. Many of these factors are beyond the Company’s ability to control or predict, and readers are cautioned not to put undue reliance on these forward-looking statements. The following list, which is not intended to be an all-encompassing list of risks and uncertainties affecting the Company, summarizes several factors that could cause the Company’s results to differ materially from those anticipated or expected in these forward-looking statements: Conditions in the financial markets, the real estate markets and economic conditions generally. Enactment of new legislation and increased regulatory oversight. Changes in interest rates. Future expansions including new branch openings, acquisition of other financial institutions and new business lines or new product or service offerings. Changes in accounting standards Other factors not currently anticipated may also materially and adversely affect the Company’s results of operations, cash flows and financial position. There can be no assurance that future results will meet expectations. While the Company believes that the forward-looking statements in this presentation are reasonable, you should not place undue reliance on any forward-looking statement. In addition, these statements speak only as of the date made. The Company does not undertake, and expressly disclaims, any obligation to update or alter any statements whether as a result of new information, future events or otherwise, except as may be required by applicable law.

Business Overview Cortland Bank, founded in 1892, is currently the 6th largest stock bank in Northeast Ohio. Its territories include 5 Ohio counties encompassing 3 NE Ohio markets – the Mahoning Valley, Cleveland and Akron. Cortland’s focus is on community banking. Our Employees and Directors are committed to providing a full suite of retail and business banking offerings delivered through traditional branch locations as well as through online, mobile and other electronic platforms. Our ability to attract and retain top talent and long standing partnership with of one of the top providers of technology solutions and payment processing services, enables us to compete against other banks and credit unions in the area including the large national and regional institutions.

Cortland’s Corporate Strategy The foundation of our corporate strategy is to build a significant community business bank and cater to small and medium-sized companies, their owners and professionals. Strategic Initiatives: Geographic market expansion Produce sustainable loan growth Grow core deposits through concentrated cross-selling and relationship management Enhance capital through earnings retention Diversify revenues via business lines/product/service offerings Drive operating efficiencies through disciplined cost management

Executing On Our Strategy Since opening in January 2017, the Hudson location has recorded more than $68 million in loan balances and $18 million in new deposits. In 2018, the Commercial team closed over $128 million in business related term loans, construction loans, asset based loans and lines of credit. For the year, the mortgage lending team closed over $63 million in residential real estate loans.

Executing On Our Strategy Average loan portfolio grew by more than 14%, led by 12% average growth in Commercial & Industrial and 16% average growth on CRE loans. Average deposits per branch increased to $42.9 million. By comparison, average deposits were $33.1 in 2013 (FDIC bank data and statistics – June 30, 2018). Loan to deposits ratio grows to 85% with ample opportunity for continued growth.

Gross Loan Portfolio CRE Non Own-Occ 235,543 CRE Own-Occ 68,261 Home Equity 25,076 Consumer 3,227 Commercial 112,440 Residential 69,845 $514.4 Million at 12/31/2018 $ in thousands

Total Deposit Mix $604.4 Million at 12/31/2018 Demand, noninterest bearing 136,886 Interest Bearing Demand 54,901 Money Market 179,430 Savings 111,837 Time Deposits (Less than or equal to $250K) 101,146 Time Deposits (Greater than $250K) 20,219 $ in thousands

Financial Highlights Dollar amounts in thousands, except per share data

Financial Highlights (cont.) Well Capitalized Total Revenues In thousands Loans and Deposits In millions

Our Employees 160 full-time equivalent employed in corporate operations and among 5 business lines – Retail, Mortgage, Commercial, Private Bank and Treasury Management. 31 employees recognized in March for service awards of 25 years or more. 6 employees with over 40 years of service.

Our Employees Leaders in Community Service, our Executives and Officers serve as board members at the following: Eastern Gateway Community College, Eastern Gateway Community College Foundation, Ohio Foundation of Independent Colleges, The Tech Belt Energy Innovation Center, Trumbull Regional Medical Center, Upward Bound, South Range Schools Foundation, Community Improvement Corporation of Warren and Trumbull County, United Way of Youngstown and the Mahoning Valley, United Way of Trumbull County, Youngstown Warren Regional Chamber of Commerce.

Our Directors 9 outside directors with expertise in Accounting/Finance, Human Capital Management, Government, Real Estate, Legal, Marketing, Manufacturing and Business Operations. 159 years of combined tenure as directors of the Company with experience ranging from 3 years to 35 years. Inside ownership among the outside directors is over 8% while the ownership for all insiders exceeds 11%.

Our Customers Top 25 business customers have loan account relationships, aggregating $190 million or 37% of outstanding loan balances. Businesses represented include automotive, trucking, manufacturing, Healthcare, home health, landscaping, storage, professional services (i.e. Legal, accounting, physician). The top 5 concentrations are in nonresidential building operators, apartment building operators, skilled nursing, trucking and hotels/motels.

Our Communities Commitment to Education Partnering with Junior Achievement, our staff has taught financial literacy and career readiness lessons to elementary, middle and high school students. Cortland Bank provided more than 200 parents in the Upward Bound program with financial planning guidance. Cortland Bank continues to offer a scholarship program to assist students achieve their higher education ambitions . We continue to partner with YSU’s Williamson College of Business Administration to provide internship opportunities to better prepare students for a successful transition into the workplace. Contributions and Stewardship The Bank is proud to provide contributions and volunteers for local organizations such as: American Heart Association, Akron Children’s Hospital, Beatitude House, Compass Family & Community Services, Cortland Rotary, Junior Achievement, Relay for Life, Second Harvest Food Bank, The Salvation Army, Someplace Safe, The Tech Belt Energy Innovation Center, Trumbull Family Fitness, United Way, YMCA, YWCA. Additionally, the Bank has invested in affordable housing initiatives in partnership with the Ohio Capital Corporation for Housing.

Our Shareholders Over 1400 individual/family (non-institutional) shareholders of record with ownership exceeding 80% of all outstanding shares. Receive a competitive dividend yield (2.15% in 2018). Approximately 36% of shareholders participate in the Dividend Reinvestment program. Are also employees/family, consumer account holders, business customers.

Enhancing Shareholder Value Action Provide long term value through growth and profitability. Manage cash dividend payout in a range of 25%-49% of earnings. Results $14.92 Book Value per share improves more than 7% from prior year. Dividend Payout 2015 – 24.74% 2016 - 25.23% 2017 - 39.39% 2018 - 24.14%

Corporate Strategy – Enhance Shareholder Value Results $14.92 Book Value per share improves 7% from prior year. Total Shareholder Return 1 Year3 Year5 Year Company TSR 2.21% 37.01%119.12% Russell 3000 (5.24)% 29.40% 46.34% SNL Bank $500-$1B (3.48)% 59.00% 96.88% 111.34% increase in stock price since 2012

Total Shareholder Return as measured at December 31, 2018 Last Change %Change Volume 52-Week High 52-Week Low As of CLDB- NASDAQ $24.48 $0.35 1.46 $28.68 $19.10 4/18/2019

Price 4/17/2019 $23.11 52 Wk High--$28.68 52 Wk Low-- $19.10 Tangible Book (3/31/2019)$15.70 Price/Tangible Book 147% P/E Ratio 24.06x Dividend Yield1.90% Market Cap$100.6M Shares Outstanding4.35M Shareholder Value 1 Year Price Change (NASDAQ: CLDB) CLDB – NASDAQ 1.46% KBW Nasdaq Bank Index (0.48)% Russell 3000 0.13% SNL U.S. Bank $500M-$1B 0.59%

2019 - First Quarter CLDB graduates to NASDAQ Capital Market stock exchange as of 3/8/19. CLDB added to DA Davidson’s research coverage of 60 institutions with market cap range of $50-$250 million under the companies Bison Select coverage product. Company opens in Strongsville, Ohio, an affluent suburb of Cleveland that is the fifth largest city in Cuyahoga County as measured by population census.

2019 Results – Quarter ended March 31, 2019 ($s in thousands, except per share data) Performance March 31, 2019 March 31, 2018 % Change Income before tax expense $2,501 $1,778 40.7% Net Income $2,105 $1,537 37.0% Per Common Share: Earnings per share $0.49 $0.35 40.0% Book Value $15.70 $13.63 15.2% ROAA 1.22% 0.91% 34.1% ROAE 12.75% 10.13% 25.9%

2019 Results – Quarter ended March 31, 2019 ($s in thousands) Performance March 31, 2019 March 31, 2018 % Change Salaries & Benefits $2,744 $2,450 12.0 Occupancy and equipment 573 597 (4.0) Total Non – Interest Expense $4,752 $4,326 9.8 Efficiency Ratio 63.69% 64.66% (1.5)

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